Exhibit 99.2

Gaming Ventures of Las

Vegas, Inc. dba Club Fortune

Casino

Financial Report

December 31, 2014

Contents

Independent Auditor’s Report	1-2

Financial Statements

Balance sheets	3

Statements of income	4

Statements of changes in stockholders’ equity	5

Statements of cash flows	6

Notes to financial statements	7-12

Independent Auditor’s Report

To the Stockholders

Gaming Ventures of Las Vegas, Inc.

   dba Club Fortune Casino

Henderson, Nevada

Report on the Financial Statements

We have audited the accompanying financial statements of Gaming Ventures of Las Vegas, Inc. dba Club Fortune Casino which comprise the balance sheets as of December 31, 2014 and 2013, and the related statements of income, changes in stockholders’ equity, and cash flows for the years then ended and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

1

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gaming Ventures of Las Vegas, Inc. dba Club Fortune Casino as of December 31, 2014 and 2013, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Las Vegas, Nevada

April 29, 2015

2

Gaming Ventures of Las Vegas, Inc.

   dba Club Fortune Casino

Balance Sheets

December 31, 2014 and 2013

	2014	2013

Assets

Current Assets
Cash and cash equivalents	$1,430,907	$1,427,790
Accounts receivable	244,292	204,604
Inventories	101,143	78,511
Prepaid expenses and other assets	520,961	579,444
Total current assets	2,297,303	2,290,349

Property and Equipment, net (Note 2)	14,922,952	14,521,743
Total assets	$17,220,255	$16,812,092

Liabilities and Stockholders' Equity

Current Liabilities
Outstanding checks in excess of bank balance	$9,999	$70,463
Accounts payable	182,550	480,673
Current maturities of capital lease obligations (Note 6)	103,850	-
Current maturities of notes payable (Note 3)	136,991	-
Accrued expenses and other liabilities:
Gaming	302,458	324,947
Payroll	110,861	273,932
Other	256,011	141,000
Total current liabilities	1,102,720	1,291,015

Long-Term Debt
Revolving line of credit, net of current portion (Note 3)	5,701,799	3,775,204
Notes payable, less current maturities (Note 3)	71,920	-
Capital lease obligations, less current maturities (Note 6)	23,962	-
Total liabilities	6,900,401	5,066,219

Commitments and Contingencies (Notes 3, 4, 6, and 7)

Stockholders' Equity
Common stock; $.001 par value, 25,000 shares authorized, 1,000 shares issued and outstanding	1	1
Additional paid-in capital	1,595,970	1,595,970
Retained earnings	8,723,883	10,149,902
Total stockholders' equity	10,319,854	11,745,873

Total liabilities and stockholders' equity	$17,220,255	$16,812,092

See Notes to Financial Statements.

3

Gaming Ventures of Las Vegas, Inc.

   dba Club Fortune Casino

Statements of Income

Years Ended December 31, 2014 and 2013

	2014	2013
Operating revenues:
Casino	$13,978,503	$13,234,122
Food and beverage	3,720,264	2,982,003
Other	430,819	369,241
Gross revenues	18,129,586	16,585,366
Less promotional allowances	(2,160,862)	(1,698,139)
Net operating revenues	15,968,724	14,887,227

Operating expenses:
Casino	5,523,385	5,234,584
Food and beverage	3,222,732	2,777,605
General and administrative	5,083,429	4,781,804
Depreciation and amortization	1,076,251	1,086,814
Loss on sale of equipment	20,129	179,962
Total operating expenses	14,925,926	14,060,769

Operating income	1,042,798	826,458

Other income (expense):
Other income, net	21,045	7,906
Interest expense	(155,188)	(134,735)
Total other expense, net	(134,143)	(126,829)

Net income	$908,655	$699,629

See Notes to Financial Statements.

4

Gaming Ventures of Las Vegas, Inc.

   dba Club Fortune Casino

Statements of Stockholders' Equity

Years Ended December 31, 2014 and 2013

	Common Stock Issued		Additional	Retained
	Shares	Amount	Paid-In Capital	Earnings	Total

Balance, December 31, 2012	1,000	$1	$1,595,970	$10,867,012	$12,462,983

Net income	-	-	-	699,629	699,629
Contributions	-	-	-	764,439	764,439
Distributions	-	-	-	(2,181,178)	(2,181,178)
Balance, December 31, 2013	1,000	1	1,595,970	10,149,902	11,745,873

Net income	-	-	-	908,655	908,655
Contributions	-	-	-	890,818	890,818
Distributions	-	-	-	(3,225,492)	(3,225,492)
Balance, December 31, 2014	1,000	$1	$1,595,970	$8,723,883	$10,319,854

See Notes to Financial Statements.

5

Gaming Ventures of Las Vegas, Inc.

   dba Club Fortune Casino

Statements of Cash Flows

Years Ended December 31, 2014 and 2013

	2014	2013
Cash Flows From Operating Activities
Net income	$908,655	$699,629
Reconciliation of net income to net cash provided by operating activities:
Depreciation and amortization	1,076,251	1,086,814
Loss on sale of equipment	20,129	179,962
Changes in working capital components:
Accounts receivable	(39,688)	(40,116)
Inventories	(22,632)	(16,978)
Prepaid expenses and other assets	41,834	(30,719)
Accounts payable	(298,123)	160,987
Accrued expenses and other liabilities	(70,549)	33,951
Net cash provided by operating activities	1,615,877	2,073,530

Cash Flows From Investing Activities
Purchases of property and equipment	(931,693)	(619,275)
Proceeds from sale of equipment	1,150	20,000
Net cash used in investing activities	(930,543)	(599,275)

Cash Flows From Financing Activities
Outstanding checks in excess of bank balance	(60,464)	(73,166)
Contributions	890,818	764,439
Distributions	(3,225,492)	(2,181,178)
Principal payments on capital lease obligations	(69,349)	(137,249)
Principal payments on notes payable	(144,325)	-
Advances from line of credit	12,524,027	11,666,449
Payments on line of credit	(10,597,432)	(11,523,666)
Net cash used in financing activities	(682,217)	(1,484,371)

Increase (Decrease) in Cash and Cash Equivalents	3,117	(10,116)
Cash and Cash Equivalents, beginning of year	1,427,790	1,437,906
Cash and Cash Equivalents, end of year	$1,430,907	$1,427,790

Supplemental Cash Flow Disclosures
Cash paid for interest	$159,922	$133,849

Supplemental Disclosure of Noncash Investing and Financing Transactions
Property and equipment financed through accounts payable	$-	$104,786
Property and equipment financed through capital leases and notes payable	$550,397	$-
Other assets financed through the revolving line of credit	$-	$72,034

See Notes to Financial Statements.

6

Gaming Ventures of Las Vegas, Inc.
dba Club Fortune Casino

Notes to Financial Statements

Note 1.	Nature of Business and Summary of Significant Accounting Policies

Nature of business: Gaming Ventures of Las Vegas, Inc. dba Club Fortune Casino (the Company) is a Nevada corporation which owns and operates a casino located in Henderson, Nevada. In addition to gaming operations, the Company provides restaurant and bar facilities. The entity is regulated and taxed by the Nevada State Gaming Control Board (NGC). The client is subject to Minimum Internal Control Standards (MICS) designed by the NGC, which regulates the manner in which revenue is recorded and reported in Nevada casinos. The Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America.

A summary of the Company’s significant accounting policies follows:

Use of estimates in the preparation of financial statements: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include depreciable lives of property and equipment and the accrued slot players’ club liability.

Cash and cash equivalents: The Company considers all highly liquid debt instruments with a maturity of three months or less when purchased to be cash equivalents. At various times during the year, the Company maintained balances at a financial institution in excess of federally insured limits. The Company has not experienced any losses in such accounts.

Accounts receivable: The Company’s accounts receivable primarily represent amounts due from cash advances, check cashing, and ATM transaction receivables from kiosk machines located inside the casino. The Company funds these transactions while an outside service provider collects these funds from the associated financial institutions and reimburses the Company for these transactions. As these receivables are collected and reimbursed in a matter of a few days, the Company does not charge interest on accounts receivable.

Inventories: Inventories are valued at the lower of cost (first-in, first out) or market and consist primarily of food and beverage items.

Prepaid expenses and other assets: Prepaid expenses and other current assets consist primarily of prepaid taxes and insurance, as well as other miscellaneous receivables and short-term deposits.

Property and equipment: Property and equipment is stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method for buildings and improvements and the double-declining method for furniture and fixtures and equipment over the following estimated useful lives:

Estimated
Useful Life

Building and improvements	5 - 39
Equipment	3 - 7
Furniture and fixtures	5 - 15

7

Gaming Ventures of Las Vegas, Inc.
dba Club Fortune Casino

Notes to Financial Statements

Note 1.	Nature of Business and Summary of Significant Accounting Policies (Continued)

Costs of major improvements are capitalized, while costs of normal repairs and maintenance are charged to expense as incurred. Gains or losses on dispositions of property and equipment are included in the determination of operating income.

Long-lived assets: The Company evaluates property and equipment and other long-lived assets for impairment in accordance with the Impairment or Disposal of Long-Lived Assets topic of the Financial Accounting Standards Board’s (FASB) Accounting Standards Codification (ASC) 360. Long-lived assets and assets to be held and used are to be reviewed for possible impairment whenever events or circumstances indicate the carrying value of an asset may not be recoverable. If indications are that the carrying amount of an asset may not be recoverable, the Company estimates future undiscounted cash flows expected to result from the use of the asset and its eventual disposition. If these cash flows are less than the carrying amount of the asset, an impairment loss must be recognized to write down the asset to its estimated fair value.

Players’ club liability: The Company’s players’ club rewards program allows customers to redeem points earned from their gaming activity for free play, complimentary food, beverage, cigarettes, and general merchandise. In accordance with common industry practice, at the time redeemed, the retail value of complimentaries under the program is recorded as revenue with a corresponding offsetting amount included in promotional allowances. The costs associated with complimentary food, beverage, cigarettes, and general merchandise redeemed under the program are recorded in casino operating expenses. The Company also records a liability for the estimated cost of future redemptions based upon the outstanding number of points earned under the players’ club rewards program.

Progressive jackpot liabilities: The Company has a number of progressive jackpot slot machines and progressive poker jackpots. As the machines are played, the amount available to win increases and will be paid out when the appropriate jackpot is won. In accordance with common industry practice, the Company has recorded the progressive jackpots as a liability with a corresponding charge against gaming revenue. Progressive jackpot liabilities are included in accrued gaming expenses.

The Company also has available for customer play wide-area progressive slot machines that are interlinked with other unrelated casinos. These machines are monitored and maintained by the vendor and the Company is required to remit a percentage of the amounts wagered to the respective vendor. In accordance with common industry practice, the Company records a charge against revenue for the portion of the fee applied to the wide-area progressive jackpots. All other administrative charges are recorded against operating expenses.

Revenue recognition and promotional allowances: Casino revenue is (a) the win from gaming activities, which is the difference between gaming wins and losses, less sales incentives and other adjustments and (b) revenue from gaming related activities such as poker. Jackpots, other than the incremental amount of progressive jackpots, are recognized at the time they are won by customers. Food and beverage and other revenues are recognized as services are performed. The retail value of food and beverage and other services furnished to casino patrons without charge is included in gross revenue and then deducted as promotional allowances.

Sales taxes: The Company reports revenues net of sales taxes collected and remitted.

8

Gaming Ventures of Las Vegas, Inc.
dba Club Fortune Casino

Notes to Financial Statements

Note 1.	Nature of Business and Summary of Significant Accounting Policies (Continued)

Gaming taxes: The Company is subject to taxes based on gross gaming revenue. These gaming taxes are recorded as an expense within the “Casino” line item in the accompanying statements of income. These taxes totaled approximately $1,300,000 and $1,200,000 for the years ended December 31, 2014 and 2013, respectively.

Advertising: The Company expenses advertising costs as incurred. Total advertising expense for the years ended December 31, 2014 and 2013 was approximately $396,000 and $394,000, respectively.

Income taxes: The Company, with the consent of its stockholders, has elected to be taxed under Section 1372 of the Internal Revenue Code (S corporation) which provides that, in lieu of corporation income taxes, the stockholders account for their pro rata shares of the Company’s items of taxable income, deductions, losses, and credits. Therefore, no provision or liability for income taxes has been included in the financial statements.

The Company follows guidance issued by the FASB on accounting for uncertainty in income taxes, which addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Management has evaluated the Company’s tax positions and concluded that the Company has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of this guidance. With few exceptions, the Company is not subject to income tax examinations by U.S. federal, state, or local tax authorities for years before 2011.

Recent accounting pronouncements: In May 2014, the FASB issued Accounting Standards Update 2014-09, Revenue from Contracts with Customers (Topic 606), requiring an entity to recognize the amount of revenue to which it expects to be entitled for the transfer of promised goods or services to customers. The updated standard will replace most existing revenue recognition guidance in accounting principles generally accepted in the United States of America when it becomes effective and permits the use of either a full retrospective or retrospective with cumulative effect transition method. The updated standard will be effective for annual reporting periods beginning after December 15, 2018. The Company has not yet selected a transition method and is currently evaluating the effect that the updated standard will have on the financial statements.

Subsequent events: The Company has evaluated subsequent events through April 29, 2015, the date on which the financial statements were available for issuance.

9

Gaming Ventures of Las Vegas, Inc.
dba Club Fortune Casino

Notes to Financial Statements

Note 2.	Property and Equipment

Property and equipment is comprised of the following at December 31:

	2014	2013

Land	$4,865,667	$4,865,667
Building and improvements	9,042,161	8,972,239
Equipment	12,934,010	11,784,712
Furniture and fixtures	1,109,814	1,090,687
Construction in progress	267,059	212,692
	28,218,711	26,925,997
Less accumulated depreciation	(13,295,759)	(12,404,254)
	$14,922,952	$14,521,743

Included in equipment is the cost of assets acquired under a capital lease of approximately $197,000 and $0 at December 31, 2014 and 2013, respectively. Accumulated depreciation related to these assets was approximately $13,000 and $0 at December 31, 2014 and 2013, respectively.

There were no material commitments related to construction in progress at December 31, 2014.

Note 3.	Revolving Line of Credit and Notes Payable

In January 2013, the Company entered into a Credit Agreement that made available a revolving line of credit in the initial amount of $4,800,000. In May and August 2014, the revolving line of credit was modified, increasing the maximum available credit to $5,375,000 and $6,750,000, respectively.

Under the Credit Agreement, interest accrues at the Prime Rate or Prime Rate plus 0.5 percent, depending on whether or not the Company meets certain conditions in the Credit Agreement. The effective interest rate at December 31, 2014 was 3.25 percent. The Credit Agreement provides for quarterly reductions in the maximum amount available.

The line of credit is secured by substantially all of the Company’s assets and matures in January 2018. The line of credit requires the Company to comply with various financial and non-financial covenants including a maximum leverage ratio, an adjusted fixed charge coverage ratio, and minimum EBITDA, as well as limitations on indebtedness and distributions. The Company was in violation of the Minimum EBITDA requirement for the year ended December 31, 2013, for which the Company obtained a written waiver of compliance from the Bank. The Company’s majority stockholder guarantees payment of the principal and interest up to $1,750,000.

10

Gaming Ventures of Las Vegas, Inc.
dba Club Fortune Casino

Notes to Financial Statements

Note 3.	Revolving Line of Credit and Notes Payable (Continued)

Other long-term debt consists of the following at December 31, 2014:

2014

Note payable in the original amount of $164,139, due in monthly payments of $5,993 through November 2016, secured by the related gaming equipment	$164,139

Note payable in the original amount of $189,097, due in monthly payments of $14,925 through March 2015, secured by the related gaming equipment	44,772

Capital lease payable in an original amount of $197,161, due in monthly payments at a rate of $285 per day, expiring March 2016, secured by the related gaming equipment	127,812
336,723
Less current maturities	240,841
Long-term debt, less current maturities	$95,882

Aggregate annual maturities of long-term debt as of December 31, 2014 are as follows:

2015	$240,841
2016	597,681
2017	700,000
2018	4,500,000
$6,038,522

Note 4.	Employee Benefit Plan

The Company administers an employee retirement contribution plan (the Plan) under Section 401(k) of the Internal Revenue Code that covers all eligible employees who elect to be participants, have completed 120 days of service, and attained the age of 21. Employees may elect to defer 100 percent of their annual wages, subject to regulatory limits. The Company makes annual contributions equal to 25 percent of the wage deferral, which is a maximum of 6 percent of the eligible participants’ total annual wages for the plan year. Company contributions vest over a five-year period of service. There were no Company contributions to the Plan for the year ended December 31, 2014. The Company’s contributions, after forfeitures available for use by the Company, were approximately $15,000 for the year ended December 31, 2013, and are recorded in general and administrative expenses on the statements of income.

Note 5.	Related-Party Transactions and Balances

The Company’s stockholders are also members of Silver State Capital Advisors, LLC (Silver State). Several members of management of the Company, including its stockholders, perform duties for Silver State. Intercompany wage allocations are based upon an estimate of time spent, by each individual, working on Silver State related projects and totaled approximately $4,000 and $113,000 for the years ended December 31, 2014 and 2013, respectively.

11

Gaming Ventures of Las Vegas, Inc.
dba Club Fortune Casino

Notes to Financial Statements

Note 6.	Participation Agreements

The Company has entered into agreements with various gaming machine manufacturers whereby the manufacturers participate in the revenue generated from these machines, primarily based on a percentage of net win or a percentage of the amount of play on individual machines. For the years ended December 31, 2014 and 2013, expenses related to participation agreements were approximately $591,000 and $572,000, respectively, and are included as casino expenses on the statements of income.

Note 7.	Subsequent Events

The Company made a distribution of approximately $421,000 in January 2015 to the majority stockholder.

12

Gaming Ventures of Las Vegas, Inc.
dba Club Fortune Casino

Balance Sheets
October 31, 2015 and December 31, 2014

	2015
	(Unaudited)	2014
Assets

Current assets:
Cash and cash equivalents	$1,489,945	$1,430,907
Accounts receivable	360,606	244,292
Inventories	87,635	101,143
Prepaid expenses and other assets	457,957	520,961
Total current assets	2,396,143	2,297,303

Property and equipment, net (Note 2)	14,207,914	14,922,952

Total assets	$16,604,057	$17,220,255

Liabilities and Stockholder’s Equity

Current liabilities:
Outstanding checks in excess of bank balance	$-	$9,999
Accounts payable	294,093	326,395
Current maturities of revolving line of credit (Note 3)	292,502	-
Current maturities of notes payable (Note 3)	118,459	136,991
Current maturities of capital lease obligations (Note 3)	48,175	103,850
Accrued expenses and other liabilities:
Gaming	408,021	302,458
Payroll	273,465	110,861
Taxes	96,176	112,166
Total current liabilities	1,530,891	1,102,720

Long-term debt:
Revolving line of credit, net of current portion (Note 3)	5,375,000	5,701,799
Notes payable, less current maturities (Note 3)	11,984	71,920
Capital lease obligations, less current maturities (Note 3)	-	23,962
Total liabilities	6,917,875	6,900,401

Commitments and contingencies (Note 5)

Stockholder’s equity:
Common stock; $0.001 par value, 25,000 shares authorized, 1,000 shares issued and outstanding	1	1
Additional paid-in capital	1,595,970	1,595,970
Retained earnings	8,090,211	8,723,883
Total stockholder’s equity	9,686,182	10,319,854

Total liabilities and stockholder’s equity	$16,604,057	$17,220,255

See notes to financial statements.

1

Gaming Ventures of Las Vegas, Inc.
dba Club Fortune Casino

Statements of Income (Unaudited)
Ten-Month Periods Ended October 31, 2015 and 2014

	2015	2014
Operating revenues:
Casino	$11,740,842	$11,716,160
Food and beverage	3,401,695	2,954,167
Other	359,399	350,481
Gross revenues	15,501,936	15,020,808

Less promotional allowances	(1,923,482)	(1,785,956)
Net operating revenues	13,578,454	13,234,852

Operating expenses:
Casino	4,797,835	4,675,157
Food and beverage	2,940,946	2,664,464
General and administrative	4,536,266	4,175,167
Depreciation and amortization	991,311	884,069
Loss on disposal of equipment	179,716	20,129
Total operating expenses	13,446,074	12,418,986

Operating income	132,380	815,866

Other income (expense):
Other (expense) income, net	(1,113)	19,020
Interest expense	(163,026)	(120,933)
Total other expense, net	(164,139)	(101,913)

Net (loss) income	$(31,759)	$713,953

See notes to financial statements.

2

Gaming Ventures of Las Vegas, Inc.
dba Club Fortune Casino

Statements of Stockholder’s Equity (Unaudited)
Ten-Month Periods Ended October 31, 2015 and 2014

	Common Stock Issued		Additional	Retained
	Shares	Amount	Paid-In Capital	Earnings	Total

Balance, December 31, 2013	1,000	$1	$1,595,970	$10,149,902	$11,745,873
Net income	-	-	-	713,953	713,953
Contributions	-	-	-	276,844	276,844
Distributions	-	-	-	(3,154,259)	(3,154,259)

Balance, October 31, 2014	1,000	$1	$1,595,970	$7,986,440	$9,582,411

Balance, December 31, 2014	1,000	$1	$1,595,970	$8,723,883	$10,319,854
Net Loss	-	-	-	(31,759)	(31,759)
Contributions	-	-	-	226,245	226,245
Distributions	-	-	-	(828,158)	(828,158)

Balance, October 31, 2015	1,000	$1	$1,595,970	$8,090,211	$9,686,182

See notes to financial statements.

3

Gaming Ventures of Las Vegas, Inc.
dba Club Fortune Casino

Statements of Cash Flows (Unaudited)
Ten-Month Periods Ended October 31, 2015 and 2014

	2015	2014
Cash flows from operating activities:
Net (loss) income	$(31,759)	$713,953
Reconciliation of net (loss) income to net cash provided by operating activities:
Depreciation and amortization	991,311	884,069
Loss on disposal of equipment	179,716	20,129
Changes in working capital components:
Accounts receivable	(116,314)	(69,700)
Inventories	13,508	(21,558)
Prepaid expenses and other assets	51,112	(81,104)
Accounts payable	(42,841)	(246,950)
Accrued expenses and other liabilities	252,177	(148,203)
Net cash provided by operating activities	1,296,910	1,050,636

Cash flows from investing activities:
Purchases of property and equipment	(184,642)	(702,272)
Proceeds from sale of equipment	-	1,150
Net cash used in investing activities	(184,642)	(701,122)

Cash flows from financing activities:
Outstanding checks in excess of bank balance	(9,999)	(70,463)
Contributions	226,245	276,844
Distributions	(828,158)	(3,154,259)
Principal payments on capital lease obligations	(79,637)	(53,679)
Principal payments on notes payable	(327,384)	(114,838)
Advances from line of credit	10,265,883	10,810,958
Payments on line of credit	(10,300,180)	(8,348,705)
Net cash used in financing activities	(1,053,230)	(654,142)

Net increase (decrease) in cash and cash equivalents	59,038	(304,628)

Cash and cash equivalents, beginning of period	1,430,907	1,427,790

Cash and cash equivalents, end of period	$1,489,945	$1,123,162

Supplemental disclosure of cash flow information:
Cash payments for interest	$163,026	$120,933

Supplemental schedule of noncash investing and financing activities:
Purchase of property and equipment included in accounts payable at year-end	$10,539	$-

Property and equipment financed through capital leases and notes payable	$248,916	$386,259

See notes to financial statements.

4

Gaming Ventures of Las Vegas, Inc.
dba Club Fortune Casino

Notes to Financial Statements (Unaudited)

Note 1.	Nature of Business and Summary of Significant Accounting Policies

Nature of business: Gaming Ventures of Las Vegas, Inc. dba Club Fortune Casino (the Company) is a Nevada corporation which owns and operates a casino located in Henderson, Nevada. In addition to gaming operations, the Company provides restaurant and bar facilities. The entity is regulated and taxed by the Nevada State Gaming Control Board (NGC). The client is subject to Minimum Internal Control Standards (MICS) designed by the NGC, which regulates the manner in which revenue is recorded and reported in Nevada casinos. The Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America.

A summary of the Company’s significant accounting policies follows:

Use of estimates in the preparation of financial statements: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include depreciable lives of property and equipment and the accrued slot players’ club liability.

Cash and cash equivalents: The Company considers all highly liquid debt instruments with a maturity of three months or less when purchased to be cash equivalents. At various times during the year, the Company maintained balances at a financial institution in excess of federally insured limits. The Company has not experienced any losses in such accounts.

Accounts receivable: The Company’s accounts receivable primarily represent amounts due from cash advances, check cashing, and ATM transaction receivables from kiosk machines located inside the casino. The Company funds these transactions while an outside service provider collects these funds from the associated financial institutions and reimburses the Company for these transactions. As these receivables are collected and reimbursed in a matter of a few days, the Company does not charge interest on accounts receivable.

Inventories: Inventories are valued at the lower of cost (first-in, first out) or market and consist primarily of food and beverage items.

Prepaid expenses and other assets: Prepaid expenses and other current assets consist primarily of prepaid taxes and insurance, as well as other miscellaneous receivables and short-term deposits.

Property and equipment: Property and equipment is stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method for buildings and improvements and the double-declining method for furniture and fixtures and equipment over the following estimated useful lives:

Estimated
Useful Life

Building and improvements	5-39
Equipment	3-7
Furniture and fixtures	5-15

5

Gaming Ventures of Las Vegas, Inc.
dba Club Fortune Casino

Notes to Financial Statements (Unaudited)

Note 1.	Nature of Business and Summary of Significant Accounting Policies (Continued)

Costs of major improvements are capitalized, while costs of normal repairs and maintenance are charged to expense as incurred. Gains or losses on dispositions of property and equipment are included in the determination of operating income.

Long-lived assets: The Company evaluates property and equipment and other long-lived assets for impairment in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 360, Impairment or Disposal of Long-Lived Assets. Long-lived assets and assets to be held and used are to be reviewed for possible impairment whenever events or circumstances indicate the carrying value of an asset may not be recoverable. If indications are that the carrying amount of an asset may not be recoverable, the Company estimates future undiscounted cash flows expected to result from the use of the asset and its eventual disposition. If these cash flows are less than the carrying amount of the asset, an impairment loss must be recognized to write down the asset to its estimated fair value.

Players’ club liability: The Company’s players’ club rewards program allows customers to redeem points earned from their gaming activity for free play, complimentary food, beverage, cigarettes, and general merchandise. In accordance with common industry practice, at the time redeemed, the retail value of complimentaries under the program is recorded as revenue with a corresponding offsetting amount included in promotional allowances. The costs associated with complimentary food, beverage, cigarettes, and general merchandise redeemed under the program are recorded in casino operating expenses. The Company also records a liability for the estimated cost of future redemptions based upon the outstanding number of points earned under the players’ club rewards program.

Progressive jackpot liabilities: The Company has a number of progressive jackpot slot machines and progressive poker jackpots. As the machines are played, the amount available to win increases and will be paid out when the appropriate jackpot is won. In accordance with common industry practice, the Company has recorded the progressive jackpots as a liability with a corresponding charge against gaming revenue. Progressive jackpot liabilities are included in accrued gaming expenses.

The Company also has available for customer play wide-area progressive slot machines that are interlinked with other unrelated casinos. These machines are monitored and maintained by the vendor and the Company is required to remit a percentage of the amounts wagered to the respective vendor. In accordance with common industry practice, the Company records a charge against revenue for the portion of the fee applied to the wide-area progressive jackpots. All other administrative charges are recorded against operating expenses.

Revenue recognition and promotional allowances: Casino revenue is (a) the win from gaming activities, which is the difference between gaming wins and losses, less sales incentives and other adjustments and (b) revenue from gaming related activities such as poker. Jackpots, other than the incremental amount of progressive jackpots, are recognized at the time they are won by customers. Food and beverage and other revenues are recognized as services are performed. The retail value of food and beverage and other services furnished to casino patrons without charge is included in gross revenue and then deducted as promotional allowances.

Sales taxes: The Company reports revenues net of sales taxes collected and remitted.

Gaming taxes: The Company is subject to taxes based on gross gaming revenue. These gaming taxes are recorded as an expense within the “Casino” line item in the accompanying statements of income. These taxes totaled approximately $1,047,000 and $1,051,000 for the 10-month periods ended October 31, 2015 and 2014, respectively.

6

Gaming Ventures of Las Vegas, Inc.
dba Club Fortune Casino

Notes to Financial Statements (Unaudited)

Note 1.	Nature of Business and Summary of Significant Accounting Policies (Continued)

Advertising: The Company expenses advertising costs as incurred. Total advertising expense for the 10-month periods ended October 31, 2015 and 2014 was approximately $202,000 and $342,000, respectively.

Income taxes: The Company, with the consent of its stockholder, has elected to be taxed under Section 1372 of the Internal Revenue Code (S corporation) which provides that, in lieu of corporation income taxes, the stockholder accounts for his pro rata shares of the Company’s items of taxable income, deductions, losses, and credits. Therefore, no provision or liability for income taxes has been included in the financial statements.

The Company follows guidance issued by the FASB on accounting for uncertainty in income taxes, which addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Management has evaluated the Company’s tax positions and concluded that the Company has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of this guidance. With few exceptions, the Company is not subject to income tax examinations by U.S. federal, state, or local tax authorities for years before 2012.

Recent accounting pronouncements: In May 2014, the FASB issued Accounting Standards Update (ASU) 2014-09, Revenue from Contracts with Customers (Topic 606), requiring an entity to recognize the amount of revenue to which it expects to be entitled for the transfer of promised goods or services to customers. The updated standard will replace most existing revenue recognition guidance in accounting principles generally accepted in the United States of America when it becomes effective and permits the use of either a full retrospective or retrospective with cumulative effect transition method. On July 9, 2015, the FASB voted to defer the effective date of ASU 2014-09 by one year and it will be effective for annual reporting periods beginning after December 15, 2018. The Company has not yet selected a transition method and is currently evaluating the effect that the updated standard will have on the consolidated financial statements.

In April 2015, the FASB issued ASU 2015-03, Interest—Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs. The amendments in this ASU require that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs are not affected by the amendments in this ASU. The ASU will be effective for annual reporting periods beginning after December 15, 2015. The adoption of ASU 2015-03 is not expected to have a material effect on the Company’s financial statements or disclosures.

In June 2015, the FASB issued ASU 2015-10, Technical Corrections and Improvements, which made changes to clarify the ASC, correct unintended application of guidance, and make minor improvements to the ASC that are not expected to have a significant effect on current accounting practice. ASU 2015-10 is not expected to have a material effect on the Company’s consolidated financial statements or disclosures.

7

Gaming Ventures of Las Vegas, Inc.
dba Club Fortune Casino

Notes to Financial Statements (Unaudited)

Note 1.	Nature of Business and Summary of Significant Accounting Policies (Continued)

In August 2015, the FASB issued ASU 2015-11, Inventory (Topic 330): Simplifying the Measurement of Inventory, to address concerns about the complexity of its guidance on measuring inventory. This update does not apply to inventory measured using the last-in, first-out method or the retail inventory method. The ASU applies to all other inventory, which includes inventory measured using the first-in, first-out method or the average cost method. Inventory within the scope of ASU 2015-11 now is required to be measured at the lower of cost and net realizable value. Net realizable value is defined as “the estimated selling prices in the ordinary course of business, less reasonably predictable costs of completion, disposal and transportation.” The ASU will be effective for fiscal years beginning after December 15, 2016, and interim periods within fiscal years beginning after December 15, 2017. ASU 2015-11 is not expected to have a material effect on the Company’s financial statements or disclosures.

In September 2015, the FASB issued ASU 2015-15, Interest – Imputation of Interest (Subtopic 835-30): Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements – Amendments to SEC Paragraphs Pursuant to Staff Announcement at June 18, 2015 EITF Meeting. In June 2015, the Emerging Issues Task Force (EITF) announced that it would not object to an entity deferring and presenting debt issuance costs as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line-of-credit arrangement, regardless of whether there are any outstanding borrowings on the line-of-credit arrangement. This ASU codifies this announcement. ASU 2015-15 is not expected to have a material effect on the Company’s financial statements or disclosures.

Reclassifications: Certain amounts in the 2014 balance sheet have been reclassified to conform to the 2015 financial statement presentation. These reclassifications had no effect on cash flows, net income, or stockholder’s equity as previously reported.

Subsequent events: The Company has evaluated subsequent events through February 10, 2016, the date on which the financial statements were available for issuance.

Note 2.	Property and Equipment

Property and equipment is comprised of the following at October 31, 2015 and December 31, 2014:

	2015	2014

Land and improvements	$4,933,418	$4,865,667
Building and improvements	9,083,374	9,042,161
Equipment	12,684,096	12,934,010
Furniture and fixtures	1,111,720	1,109,814
Construction in progress	133,349	267,059
	27,945,957	28,218,711
Less accumulated depreciation	(13,738,043)	(13,295,759)
	$14,207,914	$14,922,952

Included in equipment is the cost of assets acquired under a capital lease of approximately $197,000 for both years ended October 31, 2015 and December 31, 2014. Accumulated depreciation related to these assets was approximately $24,000 and $13,000 at October 31, 2015 and December 31, 2014, respectively. There were no material commitments related to construction in progress at October 31, 2015.

8

Gaming Ventures of Las Vegas, Inc.
dba Club Fortune Casino

Notes to Financial Statements (Unaudited)

Note 3.	Long-Term Debt

In January 2013, the Company entered into a Credit Agreement that made available a revolving line of credit in the initial amount of $4,800,000. In May and August 2014, the revolving line of credit was modified, increasing the maximum available credit to $5,375,000 and $6,750,000, respectively. The revolving line of credit has an aggregate commitment reduction requirement where the total aggregate commitment reduces at the end of each fiscal quarter-end by $100,000 per quarter-end for 2013, $125,000 per quarter-end for 2014, $150,000 per quarter-end for 2015, and $175,000 per quarter-end through the maturity date in January 2018. Total current maturities relating to the line of credit at October 31, 2015 and December 31, 2014 were $292,502, and $0, respectively.

Under the Credit Agreement, interest accrues at the Prime Rate or Prime Rate plus 0.5 percent, depending on whether or not the Company meets certain conditions in the Credit Agreement. The effective interest rate at October 31, 2015 was 3.25 percent. The Credit Agreement provides for quarterly reductions in the maximum amount available.

The line of credit is secured by substantially all of the Company’s assets and matures in January 2018. The line of credit requires the Company to comply with various financial and nonfinancial covenants including a maximum leverage ratio, an adjusted fixed charge coverage ratio, and minimum EBITDA, as well as limitations on indebtedness and distributions. The Company’s stockholder guarantees payment of the principal and interest up to $1,750,000.

Other long-term debt consists of the following at October 31, 2015 and December 31, 2014:

	2015	2014
Note payable in the original amount of $164,139, due in monthly payments of $5,993 through November 2016, secured by the related gaming equipment	$83,904	$164,139
Note payable in an original amount of $233,772, due in monthly payments of $79,637 through December 2015, secured by the related gaming equipment	38,962	-
Note payable in the original amount of $15,144, due in monthly payments of $1,262 through March 2016, secured by the related gaming equipment	7,577	-
Note payable in the original amount of $189,097, due in monthly payments of $14,925 through March 2015, secured by the related gaming equipment	-	44,772
Capital lease payable in an original amount of $197,161, due in monthly payments at a rate of $285 per day, expiring March 2016, secured by the related gaming equipment	48,175	127,812
	178,618	336,723
Less current maturities	166,634	240,841
Long-term debt, less current maturities	$11,984	$95,882

9

Gaming Ventures of Las Vegas, Inc.
dba Club Fortune Casino

Notes to Financial Statements (Unaudited)

Note 3.	Long-Term Debt (Continued)

Aggregate annual maturities of long-term debt as of October 31 are as follows:

Years ending October 31:
2016	$459,136
2017	711,984
2018	4,675,000
$5,846,120

Note 4.	Employee Benefit Plan

The Company administers an employee retirement contribution plan (the Plan) under Section 401(k) of the Internal Revenue Code that covers all eligible employees who elect to be participants, have completed 120 days of service, and attained the age of 21. Employees may elect to defer 100 percent of their annual wages, subject to regulatory limits. The Company may elect to make annual contributions equal to 25 percent of the wage deferral, which is a maximum of 6 percent of the eligible participants’ total annual wages for the plan year. Company contributions vest over a five-year period of service. There were no Company contributions to the Plan for the 10-month periods ended October 31, 2015 and 2014.

Note 5.	Participation Agreements

The Company has entered into agreements with various gaming machine manufacturers whereby the manufacturers participate in the revenue generated from these machines, primarily based on a percentage of net win or a percentage of the amount of play on individual machines. For the 10-month periods ended October 31, 2015 and 2014, expenses related to participation agreements were approximately $567,000 and $529,000, respectively, and are included as casino expenses on the statements of income.

Note 6.	Subsequent Events

On November 30, 2015, the Company completed the sale of Club Fortune Casino in Henderson, Nevada to Nevada Gold & Casinos, Inc. (Nevada Gold) pursuant to an Asset Purchase Agreement dated May 22, 2015 between the Company as Seller and Nevada Gold & Casinos LV, LLC, a wholly owned subsidiary of Nevada Gold, as Buyer.

Proceeds from the sale included cash of $14,159,623 and 1,190,476 shares of restricted common stock of Nevada Gold.

10